                                                                  Exhibit 10.12

                            AMENDMENT AND RESTATEMENT

                          Dated as of December 18, 1998

                                       of

                                CREDIT AGREEMENT

                           Dated as of March 11, 1998

                                      Among

                                FMS TRUST 1997-1

                                   as Borrower

                                       and

              THE SEVERAL LENDERS FROM TIME TO TIME PARTIES THERETO

                                       and

                              CHASE SECURITIES INC.

                        as Lead Arranger and Book Manager

                                       and

                              BANKERS TRUST COMPANY

                             as Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK

                              as Syndication Agent

                                       and

                           NATIONSBANK OF TEXAS, N.A.

                                       and

                        SALOMON BROTHERS HOLDING CO INC.

                           as Co-Documentation Agents

          AMENDMENT AND RESTATEMENT, dated as of December 18, 1998 (this "Amendment"), of the Credit Agreement, dated as of March 11, 1998 (as amended, the "Credit Agreement"), among FMS TRUST 1997-1, a Delaware business trust (the "Borrower"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), BANKERS TRUST COMPANY ("Bankers Trust"), as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), THE CHASE MANHATTAN BANK ("Chase"), as Syndication Agent (in such capacity, the "Syndication Agent"), CHASE SECURITIES INC., as Lead Arranger and Book Manager (in such capacity, the "Lead Arranger and Book Manager"), and NATIONSBANK OF TEXAS, N.A. and SALOMON BROTHERS HOLDING CO INC., as Co-Documentation Agents.


                              W I T N E S S E T H :


          WHEREAS, The Kroger Co. ("Kroger") has agreed, subject to certain conditions, to acquire all of the outstanding common stock of Fred Meyer, Inc. ("FMI") in exchange for newly issued shares of common stock of Kroger pursuant to a merger of a wholly owned subsidiary of Kroger into FMI (the "Acquisition");

          WHEREAS, in connection with the Acquisition, Kroger, FMI and the Borrower have requested and upon the effectiveness of this Amendment, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended and that the Credit Agreement be restated upon the terms and conditions set forth below to permit the consummation of the Acquisition;

          WHEREAS, concurrent with the consummation of the Acquisition, Kroger and each of its other material subsidiaries will guarantee the obligations of the Lessee under the Participation Agreement; and

          WHEREAS, FMI has further requested CSI to act as Lead Arranger and Book Manager with respect to this Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Article, Section and subsection references are to the Credit Agreement.

          SECTION 2. Amendment to Section 2. Section 2 of the Credit Agreement is hereby amended by adding the following new Section 2.18 to the end thereof:

               "2.18 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Commitments or, from time to time, to reduce the amount of the Commitments. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Commitments then in effect."

          SECTION 3. Amendments to Section 6.1. Section 6.1 of the Credit Agreement is hereby amended as follows:

          (a) by amending and restating paragraph (e) to read in its entirety as follows:

               "(e) Kroger or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Indebtedness that is outstanding in a principal or notional amount of at least $40,000,000 in the aggregate (but excluding Indebtedness outstanding hereunder) of Kroger or such Subsidiary (as the case may be), when the same become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or";

          (b) by amending and restating paragraph (f) to read in its entirety as follows:

               "(f) Kroger, any of its Subsidiaries or any Investor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Kroger, any of its Subsidiaries or any Investor seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or Kroger, any of its Subsidiaries or any Investor shall take any corporate action to authorize any of the actions set forth above in this paragraph (f); or";

          (c) by inserting in paragraph (h) after the words "in any Credit Document)" the following:

               "and, if such default occurs with respect to Sections 4.1 or 4.4 (to the extent Section 4.4 applies to Section 4.1) of the Kroger Guarantee, such default shall have continued unremedied for a period of thirty days after written notice thereof to the Borrower by the Administrative Agent or the Required Lenders"; and

          (d) by deleting paragraphs (j) and (k) in their entireties and substituting in lieu thereof the following new paragraphs (j), (k),
          (l) and (m) as follows:

               "(j) Any judgment or order for the payment of money in excess of $40,000,000 shall be rendered against Kroger or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.1(j) if and for so long as (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

               (k) Any non-monetary judgment or order shall be rendered against Kroger or any of its Subsidiaries that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (l) A Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of Kroger or any of its Subsidiaries to the PBGC or to a Plan in an aggregate amount exceeding $40,000,000 and, within 30 days after Kroger has provided written notice of any such Reportable Event to the Administrative Agent, the Administrative Agent shall have notified Kroger in writing that (i) the Required Lenders have determined that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans; or

               (m) (A) (i) Kroger or any ERISA Affiliate of Kroger shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) Kroger or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), either (x) exceeds $100,000,000 or requires payments exceeding $40,000,000 in any year or (y) is less than $100,000,000 but any Withdrawal Liability payment remains unpaid 30 days after such payment is due (unless such Withdrawal Liability is being contested in good faith by Kroger or any ERISA Affiliate of Kroger), or (B) Kroger or any ERISA Affiliate of Kroger shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate contributions of Kroger and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $40,000,000."

          SECTION 4. Restatement of Credit Agreement. The Credit Agreement is hereby restated in its entirety to read as set forth in Exhibit A to this Amendment. The only amendments to the Credit Agreement, as restated, are those reflected in this Amendment.

          SECTION 5. Representations and Warranties. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 3 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of an earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

          SECTION 6. Lead Arranger; Book Manager. CSI shall act as Lead Arranger and Book Manager with respect to this Amendment. CSI shall not have, except as to and to the limited extent expressly provided herein, any obligation, responsibility or duty under the Credit Agreement or this Amendment. Each Lender acknowledges that it has not relied, and will not rely, on CSI in deciding to consent to this Amendment or in taking or not taking action hereunder. Notwithstanding any language to the contrary in the Credit Agreement, CSI shall be entitled to the benefits of Section 7.3 of the Credit Agreement to the same extent as if it were the Administrative Agent.

          SECTION 7. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") of consummation of the Acquisition and upon receipt by the Lead Arranger and Book Manager of each of the following:

          (a) counterparts of this Amendment, duly executed and delivered by the Borrower, FMI, the Owner Trustee, the Investors and the Required Lenders;

          (b) counterparts of a Guarantee, substantially in the form of Exhibit B to this Amendment (the "Kroger Guarantee"), duly executed and delivered by Kroger and each other Kroger Guarantor;

          (c) an opinion of counsel to the Borrower and FMI, as to the due authorization and execution by the Borrower and FMI of this Amendment and to such other matters, as is customary for similar transactions, as may be reasonably requested by the Lead Arranger and Book Manager;

          (d) an opinion of counsel to Kroger as to the due authorization and execution by the Kroger Guarantors of the Kroger Guarantee and to such other matters, as is customary for similar transactions, as may be reasonably requested by the Lead Arranger and Book Manager;

          (e) such documents and certificates as the Lead Arranger and Book Manager and its counsel may reasonably request relating to this Amendment, all in form and substance satisfactory to the Lead Arranger and Book Manager and its counsel;

          (f) satisfactory evidence that the Lease Amendment (the execution and delivery of which is hereby consented to by the Required Lenders) and the Participation Agreement Amendment have been duly executed and delivered by the requisite parties and all conditions precedent to the effectiveness thereof have been satisfied;

          (g) satisfactory evidence that the Amendment and Restatement, dated as of December 18, 1998, of the Loan Agreement has been executed and delivered by the requisite parties and all conditions precedent to the effectiveness thereof have been satisfied.

          (h) satisfactory evidence that (i) the Current Synthetic Lease Facility of the Borrower has been terminated and all Loans outstanding under the Credit Agreement have been paid in full, (ii) the commitments under the Loan Agreement have been reduced by $500,000,000 or (iii) a combination thereof resulting in the reduction of commitments under the Loan Agreement and Commitments under the Credit Agreement in an aggregate amount of $500,000,000;

          (i) the surviving corporation following the Acquisition has confirmed in writing its assumption of all of the obligations of FMI under the Operative Agreements; and

          (j) the payment of all fees and other amounts payable in connection with this Amendment.

          SECTION 8. Payment of Expenses. FMI agrees to pay or reimburse the Lead Arranger and Book Manager for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

          SECTION 9. Continuing Effect of Credit Agreement. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 10. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender on or before the Effective Date shall be binding upon each of its transferees, successors and assigns and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       FMS TRUST 1997-1,
                                       By WILMINGTON TRUST COMPANY, not
                                       individually but solely as Owner Trustee


                                       By: /s/
                                           -------------------------------------
                                       Title:


                                       BANKERS TRUST COMPANY, as Administrative
                                       Agent and as a Lender


                                       By: MARY KAY COYLE
                                           -------------------------------------
                                       Title: Managing Director


                                       THE CHASE MANHATTAN BANK, as Syndication
                                       Agent and as a Lender

                                       By: WILLIAM P. RINDFUSS
                                           -------------------------------------
                                       Title: Vice President


                                       CHASE SECURITIES INC., as Lead Arranger
                                       and Book Manager

                                       By: RUTH STRITEHOFF
                                           -------------------------------------
                                       Title: Managing Director


                                       NATIONSBANK OF TEXAS, N.A., as
                                       Co-Documentation Agent and as a Lender


                                       By: JAMES P. JOHNSON
                                           -------------------------------------
                                       Title: Managing Director

                                       SALOMON BROTHERS HOLDING CO INC., as
                                       Co-Documentation Agent and as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       ABN AMRO BANK N.V., as a Lender


                                       By: SUSAN HENDRICKSON
                                           -------------------------------------
                                       Title: Vice President


                                       By: PAUL FAUST
                                           -------------------------------------
                                       Title: Vice President

                                       BANCO ESPIRITO SANTO E COMERCIAL DE
                                       LISBOA, NASSAU BRANCH, as a Lender


                                       By: ANDREW M. ORSEN
                                           -------------------------------------
                                       Title: Vice President


                                       By: TERRY R. HULL
                                           -------------------------------------
                                       Title: Senior Vice President

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Lender


                                       By: JAMES P. JOHNSON
                                           -------------------------------------
                                       Title: Managing Director

                                       BANK OF HAWAII, as a Lender


                                       By: DAVID L. WARD
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       BANK LEUMI U.S.A., as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title:

                                       BANK OF MONTREAL, as a Lender


                                       By: SHEILA C. WEIMER
                                           -------------------------------------
                                       Title: Director

                                       THE BANK OF NEW YORK, as a Lender


                                       By: PAULA REGAN
                                           -------------------------------------
                                       Title: Vice President

                                       THE BANK OF TOKYO-MITSUBISHI LTD.,
                                       PORTLAND BRANCH, as a Lender


                                       By: H. MEKALAWA
                                           -------------------------------------
                                       Title: V.P.

                                       BANQUE NATIONALE DE PARIS, as a Lender


                                       By: NICHOLAS ROGERS
                                           -------------------------------------
                                       Title: Senior Vice President


                                       By: STEPHEN H. CELLA
                                           -------------------------------------
                                       Title: Vice President

                                       BAYERISCHE HYPO-UND VEREINSBANK AG, as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       BHF-BANK AKTIENGESELLSCHAFT, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       CITY NATIONAL BANK, as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice President

                                       COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                       EUROPEENNE, as a Lender


                                       By: ANTHONY ROCK
                                           -------------------------------------
                                       Title: Vice President


                                       By: BRIAN O'LEARY
                                           -------------------------------------
                                       Title: Vice President

                                       CREDIT AGRICOLE INDOSUEZ, as a Lender


                                       By: MARCY LYONS
                                           -------------------------------------
                                       Title: First Vice President


                                       By: /s/
                                           -------------------------------------
                                       Title: EVP

                                       CREDIT LYONNAIS NEW YORK BRANCH, as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       DLJ CAPITAL FUNDING, INC., as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title:

                                       DRESDNER BANK AG, NEW YORK AND GRAND
                                       CAYMAN BRANCHES, as Lenders


                                       By: BRIGITTE SACIN
                                           -------------------------------------
                                       Title: Assistant Treasurer


                                       By: CHRISTOPHER E. SARISKY
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       ERSTE BANK NEW YORK BRANCH, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO, as a
                                       Lender


                                       By: CATHERINE A. MUZZEST
                                           -------------------------------------
                                       Title: Vice President

                                       FIRST SECURITY BANK, N.A., as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       FIRST UNION NATIONAL BANK, as a Lender


                                       By: DOUGLAS NICKEL
                                           -------------------------------------
                                       Title: Vice President

                                       FIRSTRUST BANK, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       FLEET BANK, N.A., as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice President

                                       THE FUJI BANK, LIMITED LOS ANGELES
                                       AGENCY, as a Lender


                                       By: MASAHITO FUKUDA
                                           -------------------------------------
                                       Title: Joint General Manager

                                       GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                                       By: JANET K. WILLIAMS
                                           -------------------------------------
                                       Title: Duly Authorized Signatory

                                       GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                                       Lender


                                       By: STEPHEN B. KING
                                           -------------------------------------
                                       Title: Authorized Signatory

                                       IMPERIAL BANK, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender


                                       By: TAKUYA HONJO
                                           -------------------------------------
                                       Title: Senior Vice President

                                       KEYBANK NATIONAL ASSOCIATION, as a Lender


                                       By: RICHARD J. AMENY, JR.
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       LAND BANK OF TAIWAN, LOS ANGELES BRANCH, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       THE LONG TERM CREDIT BANK OF JAPAN, LTD.,
                                       LOS ANGELES AGENCY, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MARINE MIDLAND BANK, as a Lender


                                       By: SUSAN L. LEFEVRE
                                           -------------------------------------
                                       Title: Authorized Signatory

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MEESPIERSON CAPITAL CORP., as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MELLON BANK, N.A., as a Lender


                                       By: L. C. IVEY
                                           -------------------------------------
                                       Title: Vice President

                                       MERCANTILE BANK N.A., as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MERITA BANK PLC, as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: VP

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, as a Lender


                                       By: TOSHIHIRO HAYASHI
                                           -------------------------------------
                                       Title: Senior Vice President

                                       MORGAN STANLEY SENIOR FUNDING, INC., as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       NATEXIS BANQUE BFCE, as a Lender


                                       By: PAYMAN PARHAMI
                                           -------------------------------------
                                       Title: Assistant Treasurer


                                       By: IAIN A. WHYTE
                                           -------------------------------------
                                       Title: Vice President

                                       NATIONAL CITY BANK, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       NATS LOAN TRUST 6, as a Lender By: The
                                       Bank of New York, as Trustee


                                       By:
                                           -------------------------------------
                                       Title:

                                       PARIBAS, as a Lender


                                       By: JUDITH A. DOWLY
                                           -------------------------------------
                                       Title:


                                       By: LEE S. BUCKNER
                                           -------------------------------------
                                       Title: Managing Director

                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       ROYAL BANK OF CANADA, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       THE ROYAL BANK OF SCOTLAND PLC, as a
                                       Lender


                                       By: DEREK BONNAR
                                           -------------------------------------
                                       Title: Vice President

                                       STB DELWARE FUNDING TRUST I, as a Lender


                                       By: DONALD C. HARGADON
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       THE TOKAI BANK, LIMITED, LOS ANGELES
                                       AGENCY, as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: SVP & Assistant General Manager

                                       TORONTO DOMINION (TEXAS) INC., as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       US BANK NATIONAL ASSOCIATION, as a Lender


                                       By: STEVEN T. WILLIAMS
                                           -------------------------------------
                                       Title: Vice President

                                       WACHOVIA BANK, N.A., as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice President

                                       WELLS FARGO BANK, N.A., as a Lender


                                       By: DONALD A. HARTMANN
                                           -------------------------------------
                                       Title: Senior Vice President


                                       By: CATHERINE M. WALLACE
                                           -------------------------------------
                                       Title: Vice President

                                       ZIONS FIRST NATIONAL BANK, as a Lender


                                       By: RICHARD P. JACKSON
                                           -------------------------------------
                                       Title: Vice President

                                       The foregoing Amendment is hereby
                                       consented to and approved by each of the undersigned:

                                       FRED MEYER, INC.


                                       By: JAMES C. AALBERG
                                           -------------------------------------
                                       Title: Vice President, Treasurer


                                       SOCIETE GENERALE FINANCIAL CORPORATION,
                                       as Investor and as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice President